UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 8, 2006

Date of report (Date of earliest event reported)
VALUEVISION MEDIA, INC.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-20243	41-1673770

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6740 Shady Oak Road
Eden Prairie, Minnesota	55344-3433

(Address of principal executive offices)	(Zip Code)
Telephone Number: (952) 943-6000

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On May 8, 2006, we are making an investor presentation at the Jefferies & Company Gaming, Lodging, Media & Entertainment Conference in Las Vegas, Nevada. Exhibit 99 is a copy of slides furnished at, and posted on our website (www.valuevisionmedia.com) in connection with, the presentation. The slides are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that section. Furthermore, the information in Exhibit 99 and on our website shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
99	Investor Presentation Slides dated May 8, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2006	VALUEVISION MEDIA, INC.

	By	Nathan E. Fagre

Nathan E. Fagre
Senior Vice President and General Counsel

EXHIBIT INDEX

No.	Description	Manner of Filing
99	Investor Presentation Slides dated May 8, 2006	Furnished Electronically